Exhibit 99.1

NextTrip Acquires JOURNY TV Channel, Expanding Its FAST Media Footprint

Acquisition Accelerates NextTrip Media Growth, Strengthening Audience Reach and Advertising Opportunities

Santa Fe, NM – April 7, 2025 – NextTrip, Inc. (NASDAQ: NTRP) (“NextTrip,” “we,” “our,” or the “Company”), a leading travel technology company dedicated to transforming how travelers plan, book, and experience trips, today announced it has acquired the JOURNY trademark and associated domain names and other assets related to the business from Ovation, LLC. Ovation will remain involved with the channel via an ownership stake in NextTrip. This strategic acquisition enhances NextTrip’s content portfolio, expands its advertising reach, and further strengthens its existing Compass.tv platform, reinforcing the Company’s commitment to delivering premium travel discovery content that drives engagement and travel bookings.

JOURNY, a premier established adventure and travel-themed FAST (Free Ad-Supported Streaming TV) channel, curates immersive programming centered on exploration and global culture. Available on leading smartphones and FAST channel platforms that reach over 17 million active devices each month, JOURNY captivates a diverse and engaged audience with high-quality travel storytelling.

“We are thrilled to welcome JOURNY to the NextTrip family as we continue to expand our portfolio of high-quality, travel-centric content,” said Bill Kerby, CEO of NextTrip. “This addition perfectly complements Compass.tv and enhances our ability to connect with a broader audience through compelling and inspiring travel narratives. We believe that JOURNY’s established presence in the FAST space aligns with and accelerates our strategy to drive deeper audience engagement and create valuable opportunities for advertisers and travel package bookings.”

Ovation CEO, Charles Segars, commented, “We are proud of JOURNY’s evolution into a premiere destination for travel storytelling. As fans of the genre, we’re excited to watch the service continue to grow as NextTrip leverages their library and production opportunities. As investors in NextTrip, we’re excited to see JOURNY’s distribution and reach contribute to the growing success of NextTrip’s content and commerce ecosystem.”

The addition of JOURNY to NextTrip’s portfolio significantly bolsters NextTrip’s presence in the booming FAST market, which reaches over 50 million active monthly users, exemplifying the immense potential of ad-supported streaming. Unlike traditional television, FAST channels offer viewers free, on-demand access to premium content in exchange for intermittent ads, fostering larger audiences and robust revenue generation for content providers.

The FAST industry is experiencing unprecedented growth. According to TBI, U.S. FAST channel revenues are projected to hit $12 billion by 2027, with Statista forecasting 79.8 million FAST viewers. Allied Market Research further reports a projected 15.4% CAGR for global FAST channels from 2023 to 2032, reflecting a surge in advertiser interest and investment in the space.

With JOURNY’s travel-focused programming and Compass.tv’s expanding ecosystem, the Company believes that NextTrip is well positioned to amplify its reach and advertising potential. This strategic synergy offers new opportunities for travel partners, content creators, and brands seeking high-impact digital exposure.

“We’re excited about the expanded reach and new partnerships that JOURNY enables,” added Kerby. “JOURNY and Compass.tv together create a powerful top-of-funnel discovery vehicle for travel brands, tourism boards, and advertisers looking to connect with engaged, adventure-seeking audiences.”

Beyond delivering top-tier content, JOURNY serves as a platform for tourism boards, advertisers, and influencers to showcase destinations and experiences across digital, television, and social channels. With a growing roster of travel filmmakers and content creators, the channel provides a dynamic space for storytelling that inspires global exploration.

This addition of JOURNY marks a milestone in NextTrip’s evolution, reinforcing its commitment to innovation, content diversification, and user engagement. By integrating JOURNY with Compass.tv, NextTrip continues to redefine the intersection of media and travel, making global discovery more accessible and inspiring for audiences and travel consumers worldwide.

The full terms of the JOURNY acquisition, including details on cash and restricted shares of NextTrip issued in the transaction, are available in NextTrip’s Current Reports on Form 8-K filed with the U.S. Securities and Exchange Commission (“SEC”).

About JOURNY

JOURNY is a travel-entertainment app at the intersection of travel, art, and culture! Watch award-winning television series and popular shorts focused on immersive experiences and unique storytelling for FREE! Powered by Ovation and designed for the conscientious traveler, our programming centers on world travel, cultural tourism, and global citizenry. Utilizing a network of talented and passionate travel filmmakers, producers and creators, JOURNY brings together the voices and stories that make us connected and human. JOURNY is also available as a FAST channel destination, with hours of bingeable, curated programming. For more information visit JOURNY.tv

About NextTrip

NextTrip (NASDAQ: NTRP) is a technology-driven platform delivering innovative travel booking and travel media solutions. NextTrip Leisure offers individual and group travelers’ vacations to the most popular and sought-after destinations in Mexico, the Caribbean, and around the world. The NextTrip Media platform – Travel Magazine – provides a social media space for viewers to explore, educate, and share their “bucket list” travel experiences with friends. Additionally, NextTrip is launching an end-to-end content ecosystem that utilizes AI-assisted travel planning to capture advertising, build brand awareness, reward loyalty, and drive bookings. For more information and to book a trip, visit www.nexttrip.com.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (which Sections were adopted as part of the Private Securities Litigation Reform Act of 1995). Statements preceded by, followed by or that otherwise include the words “believe,” “anticipate,” “estimate,” “expect,” “intend,” “plan,” “project,” “prospects,” “outlook,” and similar words or expressions, or future or conditional verbs such as “will,” “should,” “would,” “may,” and “could” are generally forward-looking in nature and not historical facts. These forward-looking statements involve known and unknown risks, uncertainties and other factors. Among the important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are risks relating to, among other things, the Company’s ability to effectively integrate the JOURNY business with its own; the Company’s development efforts related to its Compass.tv platform, JOURNY channel and its other platforms; changes in the FAST industry, including changes in demand, viewership and revenue generating opportunities; changes to acceptance of NextTrip’s products and services; changes in travel trends; changes in domestic and foreign business, market, financial, political and legal conditions; unanticipated conditions that could adversely affect the company; the overall level of consumer demand for NextTrip’s products/services, and Compass.tv and JOURNY TV channel in particular; general economic conditions and other factors affecting consumer confidence, preferences, and behavior in the travel industry; disruption and volatility in the global currency, capital, and credit markets; the financial strength of NextTrip’s customers; NextTrip’s ability to raise additional capital to fund its operations; NextTrip’s ability to implement its business strategy; changes in governmental regulation; NextTrip’s exposure to litigation claims and other loss contingencies; stability of consumer demand for NextTrip’s products and services; any breaches of, or interruptions in, NextTrip’s information systems; fluctuations in the price, availability and quality of products as well as foreign currency fluctuations; NextTrip’s ability to maintain its Nasdaq listing; and changes in tax laws and liabilities, tariffs, legal, regulatory, political and economic risks. NextTrip disclaims any intention to, and undertakes no obligation to, revise any forward-looking statements, whether as a result of new information, a future event, or otherwise, except as required by applicable law. For additional information regarding risks and uncertainties that could impact NextTrip’s forward-looking statements, please see disclosures contained in the company’s Annual Report on Form 10-K for the fiscal year ended February 29, 2024 filed with the SEC on September 4, 2024 and our other filings with the SEC which may be viewed at www.sec.gov.

Contacts

Chris Tyson
Executive Vice President
MZ Group - MZ North America
949-491-8235
NTRP@mzgroup.us
www.mzgroup.us